EXHIBIT 32.1

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in their capacity as an officer of Oregon Pacific Bancorp (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     o the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2005, (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2005


 /s/ Thomas K. Grove
--------------------------------------
 Thomas K. Grove

 President and Chief Executive Officer

 /s/ Joanne Forsberg
--------------------------------------
 Joanne Forsberg
 Chief Financial Officer and Secretary

                                       22